Exhibit 99.1

Vignette Delivers Financial Commitments for Seventh Consecutive Quarter

    AUSTIN, Texas--(BUSINESS WIRE)--April 29, 2004--

    Successful Close of TOWER Technology Instrumental in Vignette's Leadership Drive for Enterprise Content Management and the Smart
                           Enterprise Suite

    Vignette Corporation (Nasdaq:VIGN) today announced financial results for the first quarter ended March 31, 2004. Total revenue for the first quarter was $39.7 million with license revenue representing $14.7 million of total revenue. On a GAAP basis, Vignette's operating loss for the first quarter was $24.9 million and GAAP net loss was $24.7 million or ($0.09) per share. On a non-GAAP basis, Vignette's operating loss was $6.9 million with a non-GAAP net loss of $6.6 million or $(0.02) per share. Non-GAAP results exclude purchased in-process research and development, amortization of deferred stock compensation and certain intangible assets and one-time charges. One-time charges generally include business restructuring-related and acquisition-related charges.
    "We set a course eighteen months ago to assemble the industry's only agnostic and standards-based suite of applications that enable our clients to create, capture, manage, and deliver information," said Thomas E. Hogan, president and chief executive officer of Vignette. "The completion of our TOWER Technology acquisition in early March marks the culmination of that journey. TOWER Technology's advanced capabilities for records, document, and report management, combined with their proven image processing and Vignette's long-standing leadership in Web content management, catapults Vignette to a clear position of leadership in enterprise content management. With the further combination of these market-leading applications with Vignette's portal and collaboration solutions, Vignette has now clearly seized a leadership position in harnessing the power of information and the Web to deliver meaningful improvements in business efficiency," Hogan said.
    "I am proud of our continued progress and execution in spite of the potential distractions associated with a significant acquisition," continued Hogan. "Our focus going forward is to convert the strength of our portfolio into increased value for our clients and prospects. We have never been better positioned to enable a growing list of customer-driven priorities around compliance, self-service, employee productivity, commerce, marketing, and partner and supplier collaboration."

    Industry Recognition and Leadership

    Vignette offerings continue to garner industry acclaim, resulting in a range of recognition during the quarter.
    Leader in the Gartner Portal Magic Quadrant -- Vignette was positioned in the leader quadrant in Gartner's 2004 Magic Quadrant for the Horizontal Portal Product Market. According to Gartner, leaders who are performing well today have a clear vision of market direction and are actively building competencies to sustain their leadership position in the market.
    Best Practices Award for a HIPAA Compliant Solution at AIIM -- Vignette and customer Geisinger Health System in Pennsylvania received The Association for Information and Image Management (AIIM) Best Practices Award 2004 for the company's use of Vignette(R) Integrated Document Management solutions to create a comprehensive HIPAA-compliant system which manages the entire medical record of its patients. Geisinger Health System consolidates structured and unstructured information and provides secure access to 600 physicians and 8,000 Geisinger staff from over 40 clinics.
    KMWorld 100 Companies that Matter -- Vignette was once again recognized by leading industry trade publication KMWorld in its annual list of 100 Companies that Matter in Knowledge Management. Vignette was selected based on the comprehensive capabilities offered by the Vignette V7 family of products, including content management, collaboration, integration, portal and document and records management.
    Transform Magazine Product of the Year Award -- Vignette V7 was recognized by Transform Magazine as its 2003 Product of the Year winner for Web Content Management. This was Transform Magazine's second recognition of Vignette V7 in 2003: Vignette V7 was also recognized in 2003 as a favorite Web content management solution in the first Transform Readers' Choice Awards.

    Product Milestones and Executive Momentum

    Mark Gilbert Appointment -- Vignette named Mark Gilbert, Gartner's former leading content management analyst, as vice president of strategy. In this role Gilbert will help accelerate the company's continued industry leadership. Gilbert comes to Vignette from Gartner Inc., where he was vice president and research director specializing in content management, document management, document imaging, workflow and records management technologies.
    Vignette Application Portal 7.0 Launch and Download Campaign -- With the release of its Vignette Application Portal 7.0 in the first quarter, Vignette offered a free trial version download for prospects. The program has resulted in exposure to hundreds of prospects for Vignette's market-leading portal solutions.
    Top EMEA Executive Recognized by Computerworld -- Vignette's General Manager for Europe, Middle East and Africa (EMEA) region, Gonzalo Usandizaga, received an award from Computerworld Spain for best international career. Usandizaga was recognized for his extensive responsibilities outside Spain and his ability to excel at an international level.
    Linux Support -- During the quarter, Vignette announced that it is shipping a comprehensive suite of content management, integration and portal applications that natively support the Linux operating system. The addition of Linux support to Vignette(R) Content Management and Vignette(R) Business Integration Studio join existing support for Linux in Vignette(R) Application Portal to enhance Vignette support for the rapidly emerging operating system.

    Customers

    Vignette recognized orders from new and existing customers during the quarter including AstraZeneca Pharmaceuticals, Algar Telecom Leste, Banca Serfin S.A. Grupo Financiero, Banco de Espana, BT Openworld, Caterpillar, Corus Group plc, Defense Technical Information Center, Houston Independent School District, National Australia Bank, National Instruments, Recoletos Grupo de Communicacion, Russia Online, South Africa Broadcasting Corporation, Telecom New Zealand, Telecomunicaoes Moveis Nacionais, Telefonica de Espana, UK Department for Environment, Food and Rural Affairs (Defra), Vodafone Netherlands and Vodafone Spain.

    Debut of Business Solutions

    During the quarter, Vignette introduced six solutions to help enable customers to successfully and rapidly address pervasive business problems and achieve measurable increases in business efficiency.

    -- Public Web Site and Brand Management: Vignette helps customers gain control of their brand Web sites, commercial information publishing and e-commerce initiatives

    -- Employee Intranets: Vignette solutions optimize productivity by connecting employees with the shared information, applications and tools they need to perform their jobs

    -- Customer Self-Service: Vignette solutions give customers a personalized window into their back-office systems to help enhance service and lower support costs

    -- Supplier and Channel Interaction: Vignette solutions streamline operations and enhance communications across a diverse trading network of suppliers, partners and distributors

    -- Compliance and Governance: Vignette solutions efficiently manage and reliably report on adherence to industry and government regulations

    -- Standardization and Consolidation: Vignette solutions provide a common platform for customers' information management and Web application needs

    TOWER Technology Acquisition

    On March 1, 2004, Vignette completed the acquisition of TOWER Technology Inc., a leading enterprise document and records management, imaging and workflow vendor. With the acquisition, Vignette seizes a leadership position as the only vendor to successfully combine superior portal solutions with enterprise content management for managing high volumes of documents, online transactions, records, media assets, channels, online constituents and sites. The combined suite offers Vignette customers worldwide the added benefit of helping them to address risk and compliance management-related initiatives for Sarbanes-Oxley 302 and 404, HIPAA, DoD 5015.2, and Basel II.

    Conference Call Details

    Vignette will host a conference call and live Webcast regarding its first quarter 2004 financial results on Thursday, April 29, 2004, at 5:00 p.m. EDT. To access the Web cast, visit the Investor Relations section of Vignette's Web site.
    If you are not able to access the live Webcast, dial-in information is as follows:

    Dial-in number: 612-332-0820
    Call title: Vignette Financial Results Call

    The Webcast and conference call will be archived and available for replay from Thursday, April 29, 2004, at 8:30 p.m. EDT to Tuesday, May 4, 2004, at 11:59 p.m. EDT. The replay information is as follows:

    Toll-free number: 800-475-6701
    International number: (320) 365-3844
    Access code: 727069

    About Vignette Corporation

    Vignette's software and expertise help organizations harness the power of information and the Web for measurable improvements in business efficiency. As the efficiency experts, Vignette (Nasdaq:VIGN) helps organizations increase productivity, reduce costs, improve user experiences and manage risk. Vignette's intranet, extranet and Internet solutions incorporate portal, integration, enterprise content management and collaboration capabilities that can rapidly deliver unique advantages through an open, scalable and adaptable architecture that integrates with legacy systems. Vignette is headquartered in Austin, Texas, with local operations worldwide. Visit http://www.vignette.com/ to see how Vignette customers achieve measurable improvements in business efficiency and to find out why more companies prefer Vignette.

    FORWARD-LOOKING STATEMENTS

    The statements contained in this press release that are not purely historical are forward-looking statements including statements regarding the Company's expectations, beliefs, hopes, intentions or strategies regarding the future. Forward-looking statements include statements regarding Vignette's products; future sales; market growth and competition; the integration of the Tower Technology management team and employees with the Vignette management team and employees; the market opportunities available to the combined company; the ability of the combined company to realize its objectives of growing the market and maintaining industry leadership; the strategic and operational benefits to the combined company following the merger; the expectation of greater revenue opportunities, operating efficiencies and cost savings as a result of the merger. These statements are subject to risks and uncertainties that could cause actual results to differ materially, including without limitation, the following: the ability of Vignette and Tower Technology to operate as a combined company after the merger; the successful integration of Tower Technology's employees and technologies with those of Vignette; fluctuations in demand for the combined company's software products and services; the ability to successfully combine product offerings; the possibility that the business cultures of Vignette and Tower Technology are incompatible; possible development of marketing delays relating to product offerings; the introduction of new products by competitors or the entry of new competitors into the markets for the combined company's products. The combined company may not successfully integrate the operations of Vignette and Tower Technology in a timely manner, or at all, and the combined company may not realize the anticipated benefits or synergies of the merger. A detailed discussion of other risks and uncertainties that could cause actual results and events to differ materially from such forward-looking statements is included in Vignette's most recent filings with the Securities and Exchange Commission. Vignette undertakes no obligation to update forward-looking statements to reflect events or circumstances after the date of this press release.

    Vignette, the V Logo, e:fficiency, and e:fficiency experts are trademarks or registered trademarks of Vignette Corporation in the United States and other countries.

                         VIGNETTE CORPORATION
                     CONSOLIDATED BALANCE SHEETS
                            (in thousands)


                                              March 31,   December 31,
                                                2004         2003
                                             -----------  ------------
                                             (Unaudited)
                   ASSETS
Current assets:
 Cash, cash equivalents and short-term
  investments                                  $192,549      $239,513
 Accounts receivable, net                        34,034        29,987
 Prepaid expenses and other current assets        5,506         6,425
                                             -----------  ------------

          Total current assets                  232,089       275,925

Property and equipment, net                      13,689        16,671

Investments                                      11,914        12,446
Intangible assets, net                          187,099        58,324
Other assets                                      2,602         2,750
                                             -----------  ------------

          Total assets                         $447,393      $366,116
                                             ===========  ============


    LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
 Accounts payable and accrued expenses          $52,354       $30,695
 Deferred revenue                                39,433        34,164
 Current portion of capital lease obligation         10            67
 Other current liabilities                        9,675         5,250
                                             -----------  ------------

          Total current liabilities             101,472        70,176

Deferred revenue, less current portion            1,575         1,303
Long-term liabilities, less current portion      12,140        13,291
                                             -----------  ------------

          Total liabilities                     115,187        84,770

Stockholders' equity                            332,206       281,346
                                             -----------  ------------

          Total liabilities and stockholders'
           equity                              $447,393      $366,116
                                             ===========  ============

                         VIGNETTE CORPORATION
                CONSOLIDATED STATEMENTS OF OPERATIONS
                (In thousands, except per share data)


                                               Quarter Ended March 31,
                                               -----------------------
                                                 2004         2003
                                               ----------   ----------
                                                     (Unaudited)
Revenue:
 Product license                                 $14,679      $16,451
 Services                                         25,001       24,345
                                               ----------   ----------

Total revenue                                     39,680       40,796

Cost of revenue:
 Product license                                   1,121          553
 Amortization of acquired technology               1,968          800
 Services                                         11,306       10,465
                                               ----------   ----------

Total cost of revenue                             14,395       11,818
                                               ----------   ----------

Gross profit                                      25,285       28,978

Operating expenses:
 Research and development                         10,149       12,109
 Sales and marketing                              19,212       18,228
 General and administrative                        4,795        4,801
 Purchased in-process research and
  development, acquisition-related and other
  charges                                          5,923        1,142
 Business restructuring charges                    9,179            0
 Amortization of deferred stock compensation         156          377
 Amortization of intangible assets                   815          609
                                               ----------   ----------

Total operating expenses                          50,229       37,266
                                               ----------   ----------

Income (loss) from operations                    (24,944)      (8,288)

Other income (expense), net                          509        1,035
                                               ----------   ----------

Income (loss) before income taxes                (24,435)      (7,253)

Provision for income taxes                           230          294
                                               ----------   ----------

Net income (loss)                               $(24,665)     $(7,547)
                                               ==========   ==========


Basic and diluted net income (loss) per share     $(0.09)      $(0.03)
                                               ==========   ==========

Shares used in computing net income (loss) per
 share:
  Basic                                          269,423      251,230
  Diluted                                        269,423      251,230

                         VIGNETTE CORPORATION
           CONSOLIDATED STATEMENTS OF OPERATIONS - NON-GAAP
                (In thousands, except per share data)


                                              Quarter Ended March 31,
                                              ------------------------
                                                 2004         2003
                                              -----------   ----------
                                              (Unaudited)
Revenue:
 Product license                                 $14,679      $16,451
 Services                                         25,001       24,345
                                              -----------   ----------

Total revenue                                     39,680       40,796

Cost of revenue:
 Product license                                   1,121          553
 Services                                         11,306       10,465
                                              -----------   ----------

Total cost of revenue                             12,427       11,018
                                              -----------   ----------

Non-GAAP gross profit (1)                         27,253       29,778

Operating expenses:
 Research and development                         10,149       12,109
 Sales and marketing                              19,212       18,228
 General and administrative                        4,795        4,801
                                              -----------   ----------

Total operating expenses                          34,156       35,138
                                              -----------   ----------

Non-GAAP income (loss) from operations (1)(2)     (6,903)      (5,360)

Other income, net                                    509        1,035
                                              -----------   ----------

Non-GAAP income (loss) before income taxes
 (1)(2)                                           (6,394)      (4,325)

Provision for income taxes                           230          294
                                              -----------   ----------

Non-GAAP net income (loss) (1)(2)                $(6,624)     $(4,619)
                                              ===========   ==========


Non-GAAP basic and diluted net income (loss)
 per share (1)(2)                                 $(0.02)      $(0.02)
                                              ===========   ==========

Shares used in computing non-GAAP net income
 (loss) per share:
   Basic                                         269,423      251,230
   Diluted                                       269,423      251,230

Supplemental Data (1)(2):

(1) For the quarters ended March 31, 2004 and 2003, excludes amortization of technology acquired in the Tower Technology Inc., Epicentric Inc. and Intraspect Software Inc. business combinations ($2.0M and $0.8M, respectively).

(2) For the quarters ended March 31, 2004 and 2003, excludes: (a) purchased in-process research and development, acquisition-related and other charges ($5.9M and $1.1M, respectively); (b) business restructuring charges ($9.2M and $0, respectively); (c) amortization of deferred stock compensation ($0.2M and $0.4M, respectively); and (d) amortization of intangible assets ($0.8M and $0.6M, respectively).

    CONTACT: Vignette Corporation, Austin
             Charles Sansbury, 512-741-4400
             csansbury@vignette.com
             or
             Jim Hahn, 512-741- 4871
             jhahn@vignette.com
             or
             Alison Raffalovich, 512-741-1214
             alison.raffalovich@vignette.com